Exhibit 99.4

AMENDMENT NUMBER TWO
to the Master Mortgage Loan Purchase and Interim Servicing Agreement
dated as of September 1, 2004
by and between
DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER TWO is made this 23rd day of September, 2005, by and between DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A., having an address at 3501 Jamboree Road, Newport Beach, California 92660 (the “Seller”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Purchaser”) to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, by and between the Seller and the Purchaser, as amended (the “Agreement”) Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein with respect to any pools of Mortgage Loans purchased by the Purchaser on or after April 1, 2005;

WHEREAS, the Purchaser and the Seller have agreed to amend the Agreement as set forth herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1  Amendments.

(a)  Effective as of April 1, 2005, Section 6.03, third paragraph of the Agreement is hereby amended by adding the following language at the end thereof:

“In the event the Seller cannot deliver the original recorded Mortgage or an original policy of title insurance on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 180 days from the related Closing Date, deliver such original recorded Mortgage or original policy of title insurance, as applicable, to the Custodian. Notwithstanding the foregoing, in the event a Mortgage Loan for which the original Mortgage and/or the original policy of title insurance has not been delivered, becomes subject to a whole loan transfer or a pass-through transfer and any such transfer requires delivery of such original documents, the Seller shall provide a copy of such Mortgage certified by the applicable Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded Mortgage and/or a marked insurance commitment, as applicable, within thirty (30) days of such request.”

(b)  Effective as of April 1, 2005, Subsection 7.02(xlvi) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(xlvi)

No predatory, abusive or deceptive lending practices, including but not limited to, the extension of credit to a mortgagor without regard for the mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the mortgagor, were employed in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the FNMA Guides,”

(c)  Effective as of April I, 2005, Subsection 7.02(xlviii) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(xlviii)

No Mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit life, mortgage, disability, accident, unemployment or health insurance product in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan,”

(d)  Effective as of April 1, 2005, Section 7.02 of the Agreement is hereby amended by deleting subpart (lxxiv) thereof and each of the subparts to Section 7.02 which follow subpart (lxxiv) and replacing them with the following:

(lxxiv)

No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

(lxxv)

No Mortgage Loan originated in the City of Oakland is subject to the City of Oakland, California Ordinance 12.361 as a “home loan,”

(lxxvi)

No Loan that is secured by property located within the State of Maine meets the definition of a (i) “high rate, high-fee” mortgage loan under Article VII, Title 9.-A of the Maine Consumer Credit Code or (ii) “High-Cost Home Loan” as defined under the Maine House Bill 383 LD 494, effective as of September 13, 2003;

(lxxvii)

With respect to any Loan for which a mortgage loan application was submitted by the Mortgagor after April 1, 2004, no such Loan secured by Mortgaged Property in the State of Illinois which has a Loan Interest Rate in excess of 8.0% per annum has lender-imposed fees (or other charges) in excess of 3.0% of the original principal balance of the Loan;

(lxxviii)

The Mortgagor has not made or caused to be made any payment in the nature of an “average” or “yield spread premium” to a mortgage broker or a like Pelson which has not been fully disclosed to the Mortgagor;

(lxxix)

With respect to each MOM Loan, a MlN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;

(lxxx)

With respect to each MOM Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

(lxxxi)

No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan” (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the “borrower’s interest,” as documented, with respect to each Mortgage Loan which was originated on or after August 3, 2005, by a “borrower’s interest worksheet” for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining “borrower’s interest,” and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;

(lxxxii)

No Loan is a “High Cost Home Loan” governed by the Indiana Home Loan Practices Act, Ind Code Ann §§ 24-9-1-1 et seq; and

(lxxxiii)

The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act (“FACT Act”) and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto.

SECTION 2  Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 3  Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-401 of the New York General Obligations Law).

SECTION 4  Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument

[SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.

(Seller)

By: /s/ CJ Piscitelli

Name:  CJ Piscitelli

Title: Senior Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

(Servicer)

By:      /s/ Anthony Palmisano

Name:  Anthony Palmisano

Title:  Managing Director